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     ALLMERICA SELECT SEPARATE ACCOUNT II OF FIRST ALLMERICA FINANCIAL LIFE
                                INSURANCE COMPANY
   ALLMERICA SELECT SEPARATE ACCOUNT II OF ALLMERICA FINANCIAL LIFE INSURANCE
                               AND ANNUITY COMPANY
ALLMERICA SELECT SEPARATE ACCOUNT III OF ALLMERICA FINANCIAL LIFE INSURANCE AND
                                ANNUITY COMPANY
 INHEIRITAGE ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                              (SELECT INHEIRITAGE)


         SUPPLEMENT DATED JULY 1, 2000 TO PROSPECTUSES DATED MAY 1, 2000

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Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"),
First Allmerica Financial Life Insurance Company ("First Allmerica"), and several other applicants filed an application on January 31, 2000, and an amended and restated application on May 3, 2000, with the Securities and Exchange Commission ("SEC") seeking an order approving the substitution of shares of the Select Investment Grade Income Fund of Allmerica Investment Trust for shares of the Select Income Fund of AIT, which shares are currently held by sub-accounts of certain Allmerica Financial and First Allmerica Separate Accounts. The SEC issued an Order Granting Exemptions approving the substitution on May 31, 2000. As a result of the SEC Order, effective July 1, 2000, shares of the Select Investment Grade Income Fund will be available as an investment option, but shares of the Select Income Fund will no longer be offered under the Policies described in the Prospectus.

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Supplement dated July 1, 2000